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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Ancor Communications, Inc.

We consent to the use of our report incorporated herein by reference.


                                          /s/ KPMG LLP


Minneapolis, Minnesota
January 21, 2000